SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: March 21, 2000

                                  ADPADS, INC.
             (Exact name of registrant as specified in its charter)

              Colorado                000-28373       84-1306598
       (State of Incorporation)     (Commission     (IRS Employer
                                    File Number)   Identification #)

                   1000 Highway 34, Matawan, New Jersey 07747
                  --------------------------------------------
                 (Address of Principal Executive Offices)

                                 (800) 877-6666
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                        Visual-Presentation Systems, Inc.
               16910 Dallas Parkway, Ste. 100, Dallas, Texas 75248
               ---------------------------------------------------
                   (Registrant's Former Name and Address)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On March 20, 2000, a change in control of the Registrant occurred in conjunction with closing under an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Registrant and AdPads, Inc., a Colorado corporation.

         The closing under the Reorganization Agreement consisted of a stock for stock exchange in which the Registrant acquired all of the issued and outstanding common stock of API in exchange for the issuance of 23,900,015 shares of its common stock. As a result of this transaction, the Registrant became a wholly-owned subsidiary of the Company.

         The Reorganization was approved by the unanimous consent of the Board of Directors of AdPads on March 18, 2000. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

      Prior to the Agreement, AdPads had 23,900,015 shares of common stock issued and outstanding. Following the Agreement, Registrant had 24,150,015 shares of common stock outstanding. AdPads, formerly known as Regents Road, Ltd., was incorporated in the State of Colorado on September 22, 1994.

      Upon effectiveness of the Reorganization Agreement, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, AdPads became the successor issuer to Visual-Presentation Systems, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective March 21, 2000.

       A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

       (b) The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock:

NAME                  AMOUNT OF COMMON STOCK          PERCENT OF COMMON STOCK
                      BENEFICIALLY OWNED (1)            BENEFICIALLY OWNED

David I. Brownstein      16,000,000                           66%


(1) Based upon 24,150,015 outstanding shares of common stock.


COMPANY'S BUSINESS AND SUBSIDIARIES

          AdPads, Inc. (OTCBB: "RGRD"), provides its customers with a wide array of marketing services. From printed items to Internet based products, we are a one-stop-operation.

          Our namesake, the AdPads Marketing System, is our "front-line" media. This system consists of custom designed display boards that are installed in high traffic locations throughout the community. A monetary fee or an equivalent amount of marketing service is provided to the location hosting the board in exchange for this exclusive right. Supermarkets, family restaurants, movie theaters, and shopping centers are typical examples. The display boards are specially constructed to hold full-color, 4inch by 5 inch pads, each representing a different advertiser. The AdPads, in a "take-one" format, provide an enormous amount of visibility for each displayed advertiser. The business may offer a coupon on its AdPad, which allows the system to provide measurable results through a recording of redemption by the advertiser. Each ad is displayed for a period of one year with an unlimited supply of pads. AdPads allows only one business in each category to contract for a space on each display board. This guarantees that a competing business is never allowed to advertise directly next to a competitor. Our maintenance staff visits each display board location to refill the pads at least once per week to assure maximum visibility during the length of the contract. We currently have display boards in over 100 locations in Central New Jersey, and have started small test areas in Nassau County, NY, Danbury, CT and Kansas City, MO.

          In addition to AdPads, the printed version, each customer receives, at no additional charge, a page on our web site located at www.adpads.com. At the bottom of each page on every AdPad, the end consumer is encouraged to view and print hundreds of offers from the web site. When they visit the site, consumers are shown a series of maps. Through a few simple clicks, they are presented with a list of businesses in their area offering discounts through the AdPads program. They may choose any one, view it on their screen, print it, and redeem it. Our clients get 24 hour per day, 7 days a week exposure.

          AdPads offers full graphic design and printing services. Flyers, brochures, envelopes, letterheads, business cards, banners and much more are offered to our clients. Through high-tech digital printing, we provide the highest level of quality and customer service at costs far below local print shops. From one color to full-color, we can do it all. In addition, pick-up and delivery service is available.

         Custom direct mail campaigns are another service offered by AdPads. We can define a "target market" for the client. Next, we develop and print the piece - a postcard, letter, or a tri-fold brochure. The mailing list is based on very specific criteria, and is prepared and shipped at bulk postage rates.

         Finally, and perhaps the most exciting division of AdPads is our Internet web site development service. We provide turn-key solutions for any business service, retail, professional, or manufacturing looking to have a presence on the World Wide Web. From simple "online brochures" to full e-commerce enabled web sites, AdPads, can handle the job. Our talented staff of graphic designers and programmers put together the hottest, most functional web sites ever seen on the Internet. We are constantly upgrading to stay ahead of the competition, and to provide our clients with the latest technology available.

         Our client base is developed through our team of marketing consultants. After an initial training period, these professional sales reps are sent into the field to develop relationships with local business owners. It is this personal contact, along with the "one-stop-shop" advantage that sets us apart from all other places that provide similar services. Each potential client is introduced to the AdPads Marketing System. In addition, the consultant describes all of the additional marketing services that we provide. The consultant listens to the client, evaluates his/her needs, and suggests products and services to help the client increase business and profits. The goal is to establish an ongoing relationship between the client and marketing consultant. This provides the client with a single source for all marketing needs. It provides the consultant and the company a continuous stream of revenue without the need to constantly bring in new accounts.

         However, AdPads presently operates at a loss and has not received revenues from operations sufficient to maintain its operations. AdPads has raised funds for operations through the sale of its securities and may continue to do so. See "RISK FACTORS".

         On March 15, 2000, the Company executed an "Asset Purchase Agreement" with Regents Roads, Ltd, a Colorado corporation. Pursuant to the terms and conditions of that Agreement, Regents issued 16,000,000 shares or an amount equal to approximately eighty-nine percent (89%) of its post-Agreement outstanding no par value common voting stock in exchange for the Ad Pads Assets. All of the shares of Regents common stock issued to Ad Pads were deemed to be "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission, and were issued in accordance with and subject to, applicable securities laws, rules and regulations.

PROPERTY

         AdPads maintains its administrative offices at 1000 Highway 34, Matawan, New Jersey 07747. The Company does not lease its own space and pays no rent. The offices are leased by other companies affiliated with the Company's president and the office space and all office services are shared.

DESCRIPTION OF SECURITIES

         The Company has an authorized capitalization of 50,000,000 shares of common stock, no par value per share and 5,000,000 authorized preferred stock, no par value. Prior to the execution of this Agreement, the Company had 23,900,015 shares of common stock issued and outstanding. The Company's post-merger issued and outstanding shares is 24,150,015.

MARKET FOR ADPADS' SECURITIES

     AdPads is a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation D, Rule 504 of the General Rules and Regulations of the Securities and Exchange Commission. AdPads's common stock is presently traded on the NASD OTC Bulletin Board under the symbol "RGRD." The Company has recently requested a symbol change. The NASDAQ Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

      The Company was required to become a reporting company by the close of business on March 23, 2000. AdPads acquired 100% the outstanding shares of Visual to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the NASDAQ Stock Market.

MANAGEMENT

      Name                      Age                 Title
      ----                      ---                 -----
David I. Brownstein             28                  President, Secretary,
                                                    Treasurer & Director

         David Brownstein has been interested and involved with computers for much of his adult life. After graduating from Rutgers University, he was appointed marketing director of The Princeton Review, a multi-million dollar standardized test preparation company with offices worldwide. He was responsible for both print and Internet marketing campaigns. After two years in that position, he pursued his own entrepreneurial dreams. Mr. Brownstein formed a computer training and web development company in the early 1990's.

EXECUTIVE COMPENSATION

         Mr.  Brownstein  is  not  currently  receiving  any  salary  or   other
remuneration from the Company.

         All directors of the Company hold office until the next annual meeting of shareholders or until their successors are elected and qualified. Currently, there are two directors of the Company. The by-laws permit the Board of Director to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors.

RISK FACTORS

         ADPADS IS CURRENTLY OPERATING AT A LOSS. If losses continue, AdPads may need to raise additional capital through the placement of its securities or from other debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management may be required to curtail operations. There is no assurance that the Company will be able to continue to operate if additional sales of its securities cannot be generated or other sources of financing located.

         THE COMPANY HAS NOT BEEN AUDITED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

         Although the Company is required to file audited financial statements no later than 60 days from the date that this report is required to be filed, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

         COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY.

         At the present time, the AdPads Marketing System (Display Boards and Coupon Web Site)has no direct competition. There are a variety of display media available in the marketplace, but none similar to the quality of exposure provided by the AdPads Marketing System. For this reason, we use the AdPads Marketing System as our "front-line" product to introduce the Company to prospective clients.

         There are numerous print shops in all of the areas where we intend to operate and will operate in the future. However, their ability to provide true marketing advice and service is presently limited. Presently, no one provides the level of service or the variety of products that AdPads provides. Many of the services that AdPads provides are available from various vendors. The Company believes that its emphasis on volume will enable it to stay one step ahead of the competition.

      ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS' SHARE VALUE.

         The Company's Articles of Incorporation, as amended, of AdPads authorizes the issuance of 50,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by AdPads. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

       PENNY STOCK REGULATION.

         Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable.

ITEM 5.          OTHER EVENTS

      Successor Issuer Election.

     Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of the Agreement, the Company became the successor issuer to Visual-Presentation Systems, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective March 21, 2000.

ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

       Pursuant to the terms of the aforementioned Agreement, the Registrant has accepted the resignation of Kevin Halter and Kevin Halter, Sr, as the Registrant's Director and Officer as of March 21, 2000, and appointed David I. Brownstein as President and Director of the Registrant.

ITEM 7.          FINANCIAL STATEMENTS

     Financial statements for Visual Presentation Systems, Inc. are filed herewith. The Registrant is required to file consolidated financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.          CHANGE IN FISCAL YEAR

       AdPads has a December 31 fiscal year end. The fiscal year of Visual is December 31. The Company will file a Transitional Report on Form 10-QSB, if required.

EXHIBITS

2.1 Agreement and Plan of Reorganization between Visual and AdPads, dated March 20, 2000.

2.2      Asset Purchase Agreement

*3.1     Articles of Incorporation of AdPads

*3.2     By-Laws of AdPads

*24.1    Consent of accountants

 27.1    Financial Data Schedule for Visual Presentation Systems, Inc.

 99.1    Financials for Visual Presentation Systems, Inc.
-----------
*To be filed by amendment

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                       By /s/ David I. Brownstein
                          ------------------------
                              David I. Brownstein
                              President

        Date: March 21, 2000